Exhibit 10.22
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 12th, 2009, is made by and among THE O’GARA GROUP, INC., an Ohio corporation (the “Borrower”), each of the GUARANTORS (as hereinafter defined), the LENDERS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Amendment (hereinafter referred to in such capacity as the “Administrative Agent”).
WITNESSETH:
     WHEREAS, Borrower, Guarantors (as defined therein), Lenders (as defined therein) and Administrative Agent are parties to that certain Credit Agreement, dated as of January 16, 2009 (as may be amended, modified or supplemented from time to time, the “Credit Agreement”);
     WHEREAS, capitalized terms used herein and not otherwise defined herein and defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement;
     WHEREAS, Borrower wishes to extend the Closing Date and amend certain other conditions precedent to lending and issuing Letters of Credit; and
     WHEREAS, the Loan Parties now request that Required Lenders agree to the amendments to the Credit Agreement set forth herein; and Required Lenders are willing to accommodate the request of the Loan Parties, subject to and on the terms and conditions set forth herein.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:
     1. Amendment of Section 1.1 [Certain Definitions]. The reference to “February 17” contained in the definition of “Closing Date” contained in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to “February 20”.
     2. Amendment of Section 7.1.1 [First Loans and Letters of Credit]. Section 7.1.1(xiii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “(xiii) Copies of the fully executed Acquisition Documents, which shall provide for an aggregate cash or stock purchase price not to exceed $144,000,000 (excluding transaction expenses) for all Acquired Companies (with no other consideration paid or payable including by way of indebtedness assumed (other than that indebtedness of Isoclima and its Subsidiaries in an aggregate principal amount not to exceed €40,600,000) or purchase price adjustments or otherwise), without any amendment, supplement or waiver by any party thereto unless approved by the Required Lenders in their sole discretion.”

     3. Amendment of Section 7.1.3 [Performance; Due Diligence].
          (a) The reference to “February 17” contained in Section 7.1.3(i) of the Credit Agreement is hereby amended to “February 20”.
          (b) The reference to “$142,000,000” contained in Section 7.1.3(ii) of the Credit Agreement is hereby amended to “$120,000,000” and the reference to “February 17” contained in Section 7.1.3(ii) of the Credit Agreement is hereby amended to “February 20”.
     4. Amendment of Section 8.2.3 [Guaranties]. Section 8.2.3 of the Credit Agreement is hereby amended to eliminate “or” immediately before “(iii)” and add after “Subsidiaries” the following: “or (iv) any existing Guaranties as set forth on Schedule 8.2.3 (including any future renewals, extensions or reaffirmations thereof).”
     5. Amendment to Schedules to the Credit Agreement.
          (a) Schedule 8.2.1 to the Credit Agreement is hereby amended to add the Series C Loan Note Instrument that may be issued by the Borrower to former shareholders of Security Support Solutions Limited to in connection with the Borrower’s purchase of Security Support Solutions Limited.
          (b) Schedule 8.2.3 of the Credit Agreement is hereby added to include the comfort letter issued to Security Support Solutions Limited’s accountants in connection with such accountant’s audit and issuance of its opinion regarding Security Support Solutions Limited’s financial statements.
     6. Conditions to Closing. This Amendment shall become effective on the date of this Amendment provided that each of the following conditions has been satisfied to the satisfaction of the Administrative Agent on such date:
          (a) Execution and Delivery of Amendment. The Borrower, the other Loan Parties, the Required Lenders, and the Administrative Agent shall have executed this Amendment, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Administrative Agent.
          (b) Representations and Warranties; No Event of Default. The representations and warranties contained in Section 6 of the Credit Agreement, as amended by this Amendment, and of each Loan Party in each of the other Loan Documents, are true and correct in all material respects on and as of the date of this Amendment with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct in all material respects on and as of the specific dates or times referred to therein); each of the Loan Parties has performed and complied with all covenants and conditions requested thereunder to be performed by them prior to the date hereof, no Event of Default or Potential Default has occurred and is continuing or exists as of the date of this

Amendment; and by its execution and delivery of this Amendment, the Borrower and each other Loan Party certifies to each such effect.
          (c) Consents. All material consents required to effectuate the transactions contemplated by this Amendment have been obtained and the Borrower and the other Loan Parties are duly authorized to enter into this Amendment.
          (d) Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment are in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent has received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.
     7. Representations and Warranties. By its execution and delivery of this Amendment to Administrative Agent, Borrower and each of the other Loan Parties represents and warrants to Administrative Agent and Lenders as follows:
          (a) Authorization, Etc. Each Loan Party has duly authorized, executed and delivered this Amendment.
          (b) Material Adverse Change. After giving effect to this Amendment, no Material Adverse Change shall have occurred with respect to Borrower or any of the other Loan Parties since January 16, 2009.
          (c) Litigation. After giving effect to this Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to Borrower’s or any other Loan Party’s knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.
          (d) Organizational Documents Not Amended. The organizational documents of such Loan Party have not been amended or modified since copies thereof were previously delivered to Administrative Agent.
     8. Miscellaneous.
          (a) Full Force and Effect. All provisions of the Credit Agreement and the other Loan Documents remain in full force and effect on and after the date of this Amendment and the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement or any other Loan Document except as expressly amended hereby.
          (b) Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise), but all of which together shall constitute one and the same instrument.
          (c) Incorporation into Credit Agreement. This Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.
          (d) Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.
          (e) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the other Loan Parties, each Lender, and Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

THE O’GARA GROUP, INC.
By:	/s/ Abram S. Gordon
	Name:	Abram S. Gordon
	Title:	Vice President and Secretary

GUARANTORS: O’GARA SAFETY & SECURITY INSTITUTE, INC.
By:	/s/ Abram S. Gordon
	Name:	Abram S. Gordon
	Title:	Secretary

O’GARA-TRACOR, INC.
By:	/s/ Abram S. Gordon
	Name:	Abram S. Gordon
	Title:	Secretary

O’GARA-HOMELAND DEFENSE SOLUTIONS, INC.
By:	/s/ Abram S. Gordon
	Name:	Abram S. Gordon
	Title:	Secretary

O’GARA TRAINING AND SERVICES, LLC By: O'Gara-Homeland Defense Solutions, Inc. Its: Sole Member

By:	/s/ Abram S. Gordon
	Name:	Abram S. Gordon
	Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

SECURE PRODUCT CREATIONS, LLC By: O'Gara-Homeland Defense Solutions, Inc. Its: Sole Member

By:	/s/ Abram S. Gordon
	Name:	Abram S. Gordon
	Title:	Secretary

INTERNATIONAL SOCIETY OF FIRST RESPONDERS, LLC By: O'Gara-Homeland Defense Solutions, Inc. Its: Sole Member

By:	/s/ Abram S. Gordon
	Name:	Abram S. Gordon
	Title:	Secretary

DIFFRACTION LTD.
By:	/s/ Abram S. Gordon
	Name:	Abram S. Gordon
	Title:	Secretary

STS HOLDING COMPANY
By:	/s/ Abram S. Gordon
	Name:	Abram S. Gordon
	Title:	Vice President and Secretary

SENSOR TECHNOLOGY SYSTEMS, INC.
By:	/s/ Abram S. Gordon
	Name:	Abram S. Gordon
	Title:	Vice President and Secretary

TOG MOBILE SECURITY, INC.
By:	/s/ Abram S. Gordon
	Name:	Abram S. Gordon
	Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ Chris Belletti
	Name:	Chris Belletti
	Title:	Senior Vice President

FIRST COMMONWEALTH BANK
By:	/s/ Anthony M. Cardone
	Name:	Anthony M. Cardone
	Title:	Vice President